UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Blackstone Secured Lending Fund

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2022 PROXY STATEMENT

Blackstone Secured Lending

Blackstone Secured Lending

345 Park Avenue, 31st Floor

New York, New York 100154

Dear Shareholders:

You are cordially invited to attend the 2022 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Secured Lending Fund, a Delaware statutory trust (the “Company”), to be held virtually on September 16, 2022, at 11:00 a.m., Eastern Time at the following website: www.virtualshareholdermeeting.com/BXSL2022. Shareholders of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on July 25, 2022 are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Details of the business to be conducted at the Meeting are given in the accompanying Notice of Annual Meeting of Shareholders and proxy statement. The proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are being made available to the shareholders thereof on or about July 28, 2022. Your vote is very important to us.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. You can vote for the Board of Trustees’ nominees and on the other matter at the Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

It is important that your shares be represented at the Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. The Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. If you are the beneficial owner of your shares, you will need to follow the instructions provided by your broker, bank trustee or nominee regarding how to instruct your broker, bank, trustee or nominee to vote your shares at the Meeting. Voting by proxy does not deprive you of your right to participate in the virtual Meeting.

No matter how many or few shares in the Company you own, your vote and participation are very important to us.

Sincerely,

Brad Marshall

Trustee, Chairperson and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on September 16, 2022.

The accompanying proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 are available at www.sec.gov. The accompanying proxy statement is also available at www.proxyvote.com.

345 Park Avenue, 31st Floor

New York, New York 10154

NOTICE OF VIRTUAL 2022 ANNUAL MEETING OF SHAREHOLDERS

Online Meeting Only – No Physical Meeting Location

www.virtualshareholdermeeting.com/BXSL2022

September 16, 2022, 11:00 a.m., Eastern Time

July 28, 2022

To the Shareholders of Blackstone Secured Lending Fund:

The 2022 Annual Meeting of Shareholders (the “Meeting”) of Blackstone Secured Lending Fund, a Delaware statutory trust (the “Company”), will be conducted virtually, solely by the means of remote communication, on September 16, 2022, at 11:00 a.m., Eastern Time at the following website:

www.virtualshareholdermeeting.com/BXSL2022

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, the shareholders of the Company (“Shareholders”) will consider and vote on the following proposals:

1.	Shareholders of the Company are being asked to elect three (3) Trustees of the Company, to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders of the Company are being asked to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

These proposals are discussed in greater detail in the accompanying Proxy Statement.

The Board of Trustees of the Company (the “Board of Trustees”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in the accompanying proxy statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. You can vote for the Board of Trustees’ nominees and on the other matter at the Meeting by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

You have the right to receive notice of, and to vote at, the Meeting as to the proposals if you were a shareholder of record of common shares of beneficial interest of the Company, par value $0.001 per share, at the close of business on July 25, 2022. A list of these shareholders will be open for examination by any shareholder for any purpose germane to the Meeting for a period of 10 days prior to the Meeting at the Company’s principal executive offices at 345 Park Avenue, 31st Floor, New York, New York 10154, and electronically during the Meeting at www.virtualshareholdermeeting.com/BXSL2022 for shareholders when you enter your 16-digit control number. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

We are not aware of any other business, or any other nominees for election as trustees of the Company, that may properly be brought before the Meeting.

By order of the Board of Trustees of Blackstone Secured Lending Fund

Marisa J. Beeney

Secretary

New York, New York

July 28, 2022

1

VIRTUAL 2022 ANNUAL MEETING OF SHAREHOLDERS

To be Held on September 16, 2022

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Blackstone Secured Lending Fund (the “Company”, “we”, “us” or “our”) for use at the Company’s virtual 2022 Annual Meeting of Shareholders (the “Meeting”) to be held solely by means of remote communication. This proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are being made available to its shareholders on or about July 28, 2022.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified.

General Information About the Meeting and Voting

In this section of the proxy statement, we answer some common questions regarding the Meeting and the voting of shares at the Meeting.

When will the annual meeting be held?

The Meeting will be a completely virtual meeting that will be held solely by means of remote communication. There will be no physical meeting location and the Meeting will only be conducted via live webcast. The virtual Meeting will be held on September 16, 2022 at 11:00 a.m., Eastern Time.

How do I attend and vote my shares at the Meeting?

To participate in the Meeting, visit www.virtualshareholdermeeting.com/BXSL2022 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common shares of beneficial interest through a broker, bank, trustee or nominee and want to participate in the virtual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 10:45 a.m., Eastern Time on September 16, 2022. Please allow time for online check-in procedures.

Who can vote?

You are entitled to attend and participate in the virtual Meeting only if you are a record shareholder of common shares of beneficial interest of the Company, par value $0.001 per share, as of the close of business on the record date for the Meeting, which is July 25, 2022 (the “Record Date”), or you hold a valid proxy for the Meeting.

Why did I receive a notice regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The U.S. Securities and Exchange Commission (the “SEC”) has approved “Notice and Access” rules relating to the delivery of proxy materials over the Internet. These rules permit us to furnish proxy materials, including this proxy statement and our annual report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials, which will be mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability of Proxy Materials also instructs you as to how you may authorize your proxy via the Internet or by telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice of Internet Availability of Proxy Materials.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials Card?

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Meeting, but you cannot vote by marking the Notice of Internet Availability of Proxy Materials and returning it. The Notice of Internet Availability of Proxy Materials provides instructions on how to authorize your proxy via the Internet or by telephone or vote in person at the Meeting or to request a paper proxy card, which will contain instructions for authorizing a proxy by the Internet, by telephone or by returning a signed paper proxy card.

How can I access the proxy statement, meeting and other materials?

This Proxy Statement and the Company’s most recent Annual Report on Form 10-K, including audited financial statements for the fiscal year ended December 31, 2021, are available upon request, without charge, by writing to the Company at c/o Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, New York 10154 or via the Internet at www.bxsl.com or www.sec.gov.

What am I voting on?

At the Meeting, in addition to transacting such other business as may properly come before the Meeting and any adjournments or postponements thereof, the shareholders of the Company will consider and vote on the following proposals as to the Company:

1.	Shareholders of the Company are being asked to elect three (3) Trustees of the Company, to hold office for the term indicated and until his or her successor shall have been elected and qualified; and

2.

Shareholders of the Company are being asked to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Board of Trustees of the Company (the “Board of Trustees” or “Board”) unanimously recommends that you (i) vote “FOR” the election of the nominees proposed by the Board of Trustees and described in this Proxy Statement and (ii) vote “FOR” the proposal to ratify the selection of Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022. Because the second proposal is a “routine matter” per the NYSE rules and instructions, brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of any common shares of beneficial interest of the Company (“Shares”) held of record by a broker or its nominees on behalf of beneficial owners (“Broker Securities”) and your broker will be permitted to vote any Broker Securities with respect to this proposal. You can vote for the Board of Trustees’ nominees and on the other matters by following the instructions on the Notice of Internet Availability of Proxy Materials and voting by Internet or telephone.

These proposals are discussed in greater detail in this Proxy Statement.

What constitutes a quorum?

The holders of one third of the Shares entitled to vote on any matter at the Meeting present at the Meeting or by proxy shall constitute a quorum at the Meeting for purposes of conducting business. Whether or not a quorum is present, any meeting of shareholders may be adjourned for any lawful purpose by the Chairperson of the Board of Trustees, the Trustees of Company (or their designees) or a majority of the votes properly cast upon the question of adjourning a meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the record date. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

What is the required vote for approval of each proposal?

Election of directors. The affirmative vote of a plurality of all the votes cast in the election of directors at the Meeting is required to elect the nominees of the Company. Plurality voting simply means that the number of nominees receiving the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal, although they will be considered present for the purpose of determining the presence of a quorum.

Ratification of independent registered public accounting firm. The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm (i.e., the number of shares voted “for” the ratification of the appointment of Deloitte exceeds the number of votes “against” the ratification of the appointment of Deloitte). Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. Brokerage firms have the authority under the New York Stock Exchange (“NYSE”) Listing Standards to cast votes on certain “routine” matters if they do not receive instructions. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

Will I be able to participate in the online annual meeting on the same basis I would be able to participate in a live meeting?

The Meeting will be held in a virtual meeting format only. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost. We designed the format of the Meeting to ensure that our shareholders who attend our Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance shareholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

∎	providing shareholders with the ability to submit appropriate questions real-time via the Meeting website, limiting questions to one per shareholder unless time otherwise permits; and

∎	answering as many questions submitted in accordance with the Meeting rules of conduct as possible in the time allotted for the Meeting without discrimination.

What are “broker non-votes” and abstentions?

Pursuant to NYSE Rule 452 and the corresponding Listed Company Manual Section 402.08, discretionary voting by banks or brokers of Broker Securities is generally prohibited, subject to the exceptions discussed in this paragraph. If you do not give instructions to your bank or broker within ten days of the Meeting, the bank or broker may vote Broker Securities with respect to matters that the NYSE determines to be “routine,” but will not be permitted to vote your Broker Securities with respect to “non-routine” items. When a bank or broker has not received instructions from the beneficial owners of Broker Securities or persons entitled to vote any Broker Securities, and the bank or broker cannot vote on a particular matter because it is not “routine,” then there is a “broker non-vote” on that matter. Broker non-votes will be counted in determining whether there is a quorum for the Meeting and will have the same effect as votes against a “non-routine” matter.

How do I authorize a proxy to vote my shares?

Follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares electronically via the Internet or by telephone. To authorize a proxy to vote electronically via the Internet, visit www.virtualshareholdermeeting.com/BXSL2022 and enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials for the Company. If you hold shares of the Company’s common shares of beneficial interest through a broker, bank, trustee or nominee and want to participate in the virtual Meeting, you must follow the instructions you receive from your broker, bank, trustee or nominee. Online check-in will begin at 10:45 a.m., Eastern Time on September 16, 2022. Please allow time for online check-in procedures.

If you requested a paper copy of our proxy materials, follow the instructions printed on the paper proxy card to authorize a proxy to vote via the Internet, by telephone or by completing and returning the paper proxy card. The individuals named and designated as proxies will vote your shares as you instruct.

You may cast one vote for each share of common shares of beneficial interest of the Company that you owned as of the Record Date for each matter submitted for a vote at the Meeting. Each share of the Company’s common shares of beneficial interest has equal voting rights with all other shares of the Company’s common shares of beneficial interest, which is the only class of voting securities outstanding of the Company. As of the close of business on the July 25, 2022 Record Date, the Company had 166,205,462 shares of common shares of beneficial interest outstanding.

The close of business on July 25, 2022, has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Company’s Meeting and all adjournments or postponements thereof. This Proxy Statement and the accompanying materials were made available to shareholders on or about July 28, 2022.

What if other matters comes up at the Meeting?

At the date this proxy statement went to press, we did not know of any matters to be properly presented at the Meeting other than those referred to in this proxy statement. If other matters are properly presented at the Meeting for consideration, and you are a shareholder of record and you are present at the Meeting you may vote on such matters, or if you have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the Company at the above address prior to the date of the Meeting. Your attendance at the Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Blackstone Secured Lending Fund, 345 Park Avenue, 31st Floor, New York, New York 10154, Attention: Secretary.

Who will count the votes?

Representatives of Broadridge Financial Solutions, Inc. will count the votes and will serve as the independent inspector of election.

Who pays for this proxy solicitation?

The Company will bear the expenses of the solicitation of proxies. In addition to mail and e-mail, proxies may be solicited personally, via the Internet or by telephone or facsimile, by regular employees of the Company’s adviser or administrator, and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. If the Company retains a solicitor, it estimates that it will pay an aggregate of approximately $32,200 plus out-of-pocket expenses for such services and you could be contacted by telephone on behalf of the Company and be urged to vote. The solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. The Company will reimburse brokers and other persons holding the Company’s common shares of beneficial interest in their names, or in the names of nominees, for their expenses for forwarding proxy materials to principals and beneficial owners and obtaining their proxies. The principal address of the Company’s investment adviser, Blackstone Alternative Credit Advisors LP is 345 Park Avenue, 31st Floor, New York, New York 10154.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted “FOR” each proposal listed in the Notice of Virtual 2022 Annual Meeting of Shareholders, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting.

PROPOSAL 1: ELECTION OF NOMINEES TO THE COMPANY’S BOARD OF TRUSTEES

Nominees for the Company’s Board of Trustees

The Company’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Company. Each Nominee is currently a Trustee of the Company. Vicki L. Fuller, James F. Clark and Vikrant Sawhney have been nominated by the Board for election to a three-year term to expire at the Company’s 2025 Annual Meeting of Shareholders, or if later, until such Trustee’s successor is duly elected and qualified.

Trustee/Nominee	Class	Expiration of Term if Elected

Independent Trustees/Nominees

Vicki L. Fuller	Class I	2025 Annual Meeting

James F. Clark	Class I	2025 Annual Meeting

Interested Trustee/Nominee

Vikrant Sawhney	Class I	2025 Annual Meeting

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of each nominee named above. Each nominee has indicated that he or she has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. No person being nominated by the Company as a trustee is being proposed for election pursuant to any agreement or understanding between any such person and that Company.

This proposal is considered a “non-routine matter” per the NYSE rules and instructions; accordingly, brokers cannot vote on this proposal unless they have received voting instructions from the beneficial owner of broker securities.

Information about each Trustee/Nominee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of the Company.

The Board of Trustees based their decision to nominate each Trustee/Nominee upon the following as to each Trustee: his or her character and integrity; his or her service as a member of other boards of trustees/directors; his or her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Mr. Sawhney, his or her status as not being an “interested person” as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”); and, as to Mr. Sawhney, his role with Blackstone Alternative Credit Advisors LP (collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit”) and Blackstone Inc. (collectively with its affiliates as the context requires, “Blackstone”). No factor, by itself, was controlling. In addition to the information provided in the table included below, each Trustee possesses the following attributes: Mr. Bass, experience as an investment professional and service as a board member; Ms. Collins, experience as an investment professional and service as a board member of another registered management investment company; Ms. Fuller, experience as an investment professional and service as a board member of other registered management investment companies; Mr. Clark, experience as an investment professional; Mr. Marshall, experience as an executive and portfolio manager and leadership roles with Blackstone Credit and Blackstone; Mr. Sawhney, experience as an executive and portfolio manager and leadership roles with Blackstone Credit and Blackstone; and Ms. Greene, experience as an executive and service as a board member of a national market system exchange. References to the qualifications, attributes and skills of the Trustees are pursuant to requirements of the SEC, do not constitute holding out the Boards of Trustees or any Trustees as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Boards of Trustees by reason thereof.

Biographical Information

Nominees

The Nominees have been divided into two groups — interested trustees and independent trustees. An interested trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Vikrant Sawhney

Age: 52 Trustee Since: 2021 Committees: ∎ None

Biographical Information:

Mr. Sawhney is a Senior Managing Director of Blackstone Inc. and currently serves as Chief Administrative Officer and Global Head of Institutional Client Solutions of Blackstone Inc. Since joining Blackstone in 2007, Mr. Sawhney started Blackstone Capital Markets and also served as the Chief Operating Officer of the Private Equity group. Before joining Blackstone, Mr. Sawhney worked as a Managing Director in the Financial Sponsors Group at Deutsche Bank, and prior to that was an Associate at the law firm of Simpson Thacher & Bartlett. Mr. Sawhney represented Blackstone as a Rockefeller Fellow during 2010-2011, and currently sits on the board of the Blackstone Charitable Foundation. He is also the Board Chair of Dream, an east Harlem-based educational and social services organization.

Qualifications:

Mr. Sawhney graduated from Dartmouth College and received a J.D. from Harvard Law School. Mr. Sawhney also serves on the board of trustees of Blackstone Private Credit Fund (“BCRED”).

Independent Trustees

James F. Clark

Age: 61 Trustee Since: 2020 Committees: ∎ Audit Committee Nominating and Governance Committee Compensation Committee

Biographical Information:

Mr. Clark has served as a Partner with Sound Shore Management, Inc. (“Sound Shore”), which he joined in 2004. At Sound Shore, Mr. Clark is a generalist on the investment team, responsible for the firm’s investments in energy, industrials, materials and utility stocks. His tenure also includes heading Sound Shore’s Environmental, Social, and Governance (ESG) Committee and having served on its Investment Committee and operating committee. Previously, Mr. Clark worked at Credit Suisse First Boston (CSFB) from 1984 to 2004, most recently as a Managing Director, 1996-2004. At CSFB, Mr. Clark served as Head of US Equity Research, 2000-2004, and as the firm’s International and Domestic Oil Analyst, 1989-2000. Mr. Clark was selected to 14 Institutional Investor magazine’s All America Research teams, 1993-1999. Mr. Clark was named a Wall Street Journal All-Star Analyst, 1994-1999, and also named to that newspaper’s All-Star Analyst Hall of Fame, 1998-1999.

Qualifications:

Mr. Clark has an MBA from Harvard University and a BA from Williams College, cum laude and with highest honors. Mr. Clark also has served as a winter study adjunct faculty member at Williams College, 2020-2021. Mr. Clark also serves on the board of trustees of BCRED.

Vicki L. Fuller

Age: 65 Trustee Since: 2020 Committees: ∎ Audit Committee Nominating and Governance Committee Compensation Committee

Biographical Information:

Ms. Fuller is founder and CEO of VLF Development LLC, where she oversees the execution of complex institutional advisory assignments. She previously served as a Director of The Williams Companies, Inc. from 2018 to 2021, which she joined after retirement from the New York State Common Retirement Fund (“NYSCRF”), where she served as Chief Investment Officer from 2012 to 2018. NYSCRF is the third largest public pension fund in the nation and holds and invests the assets of the New York State and Local Retirement System on behalf of more than one million state and local government employees and retirees and their beneficiaries. Prior to joining NYSCRF, Ms. Fuller spent 27 years in leadership positions at AllianceBernstein Holding L.P., a global investment manager with more than $500 billion in assets under management. In 2021, Ms. Fuller was appointed to the board of directors of Gusto, a company that provides cloud-based payroll, benefits and human resource management software for businesses. In 2019, Ms. Fuller was appointed to the board of directors of Treliant, LLC, an international multi-industry consulting firm specializing in regulatory requirements. In 2018, Ms. Fuller was appointed to the Board of Trustees for Fidelity Equity and High Income Funds. Ms. Fuller, who was inducted into the National Association of Securities Professionals Wall Street Hall of Fame, was named to Chief Investment Officer Magazine’s “Power 100” and received the Urban Technology Center’s Corporate Leadership Award. She has also been named one of the most powerful African Americans on Wall Street by Black Enterprise.

Qualifications:

Ms. Fuller’s skills, experience, and attributes include: executive leadership, public policy and government, securities and capital markets, financial and accounting, and diversity, all of which make her well qualified to serve on our Board. Ms. Fuller also serves on the board of trustees of BCRED.

Additional Information about each Trustee/Nominee and the Company’s Officers

Set forth in the table below are the Trustees/Nominee and Officers of the Company, as well as their birth year, information relating to their respective positions held with the Company, a brief statement of their principal occupations during the past five years and other directorships, if any.

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years

INDEPENDENT TRUSTEES:

Robert Bass Birth Year: 1949	Trustee	Trustee Since: 2018 Term Expires: 2023	Mr. Bass was formerly a Vice Chairman (2006-2012) and Partner (1982-2012) of Deloitte & Touche LLP.	2	Director, Bowlero Corporation (2021-present); Director, Groupon Inc. (2012-present); Director, Apex Tool Group, LLC (2014-present); Director, Redfin Corporation (2016-present); Director, Sims Metal Management (2013-2018); and Director, New Page Corporation (2013-2015).

Tracy Collins Birth Year: 1963	Trustee	Trustee Since: 2018 Term Expires: 2024	Ms. Collins formerly served as an independent finance professional and Chief Executive Officer of SmartFinance LLC (a Fintech startup) (2013-2017).	2	Director, KKR Financial (2006-2014).

Name, Address and Year of Birth(1)	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by the Trustee During the Past Five Years

Michele Greene Birth Year: 1969	Trustee	Trustee Since: 2022 Term Expires: 2023	Ms. Greene serves as President Emeritus, a member of the Board and advisor to the Long-Term Stock Exchange (2016-present). Ms. Greene was formerly an adjust professor at Columbia University’s School of International and Public Affairs (2013-2020).	2	None.

Vicki L. Fuller* Birth Year: 1957	Trustee	Trustee Since: 2020 Term Expires: 2022 Term Expires (if elected): 2025	Ms. Fuller is founder and CEO of VLF Development LLC (strategic consultancy) (2018-present). Ms. Fuller was formerly the Chief Investment Officer of the New York State Common Retirement Fund (2012-2018).	2	Director, Fidelity Equity and High Income Funds (2018-present); Director, Treliant, LLC (international multiindustry consulting firm) (2019-present); and Director, Gusto (cloud-based payroll, benefits and human resource management software firm) (2021-present). Formerly, Director, The Williams Companies (2018-2021).

James F. Clark* Birth Year: 1961	Trustee	Trustee Since: 2020 Term Expires: 2022 Term Expires (if elected): 2025	Mr. Clark serves as Partner (2004-Present) and Investment Committee member (2004-2020) of Sound Shore Management, Inc.	2	None.

INTERESTED TRUSTEE(3)

Brad Marshall Birth Year: 1972	Trustee, Chairperson, and Chief Executive Officer	Trustee Since: 2018 Term Expires: 2024	Mr. Marshall is a Senior Managing Director of Blackstone. He is a senior portfolio manager in Blackstone Credit’s Performing Credit Group and oversees Blackstone Credit’s Direct Lending effort. Mr. Marshall is a member of Blackstone Credit’s Performing Credit Investment Committee.	2	None.

Vikrant Sawhney* Birth Year: 1970	Trustee	Trustee Since: 2021 Term Expires: 2022 Term Expires (if elected): 2025	Mr. Sawhney is a Senior Managing Director of Blackstone. Mr. Sawhney is Blackstone’s Chief Administrative Officer and Global Head of Institutional Client Solutions.	2	None.

OFFICERS

Name, Address and Year of Birth	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years

Stephan Kuppenheimer Birth Year: 1970	Chief Financial Officer	Officer Since: 2018 Term of Office: Indefinite	Mr. Kuppenheimer is a Senior Managing Director of Blackstone. He is part of Blackstone Credit’s Performing Credit Group focused on portfolio management, structuring and capital markets. Mr. Kuppenheimer is a member of Blackstone Credit’s Performing Credit Investment Committee.

Katherine Rubenstein Birth Year: 1978	Chief Operating Officer	Officer Since: 2021 Term of Office: Indefinite	Ms. Rubenstein is a Managing Director of Blackstone Credit. Before joining Blackstone, Ms. Rubenstein originated senior secured loans and equipment finance opportunities in the industrial, consumer, and retail sectors for GE Capital.

Carlos Whitaker Birth Year: 1976	President	Officer Since: 2021 Term of Office: Indefinite	Mr. Whitaker is a Managing Director of Blackstone Credit. Before joining Blackstone, Mr. Whitaker served as Head of New York and Co-Head of EMEA Equity Advisory Sales of Credit Suisse in the Investment Banking division.

Abby Miller(4) Birth Year: 1983	Chief Accounting Officer and Treasurer	Officer Since: 2022 Term of Office: Indefinite	Ms. Miller is a Managing Director of Blackstone Credit. Before joining Blackstone, Ms. Miller served as Chief Financial Officer and Treasurer of Blackrock Capital Investment Corporation.

Beth Chartoff Birth Year: 1969	Public Relations Officer	Officer Since: 2018 Term of Office: Indefinite	Ms. Chartoff is a Senior Managing Director of Blackstone and Head of Investor Relations and Business Development at Blackstone Credit.

Marisa Beeney Birth Year: 1970	Chief Compliance Officer, Chief Legal Counsel and Secretary	Officer Since: 2018 Term of Office: Indefinite	Ms. Beeney is a Senior Managing Director of Blackstone Credit and General Counsel of Blackstone Credit. Before joining Blackstone Credit in 2007, she was with the finance group of DLA Piper. Ms. Beeney began her career at Latham & Watkins LLP working primarily on project finance and development transactions, as well as other structured credit products.

*	Trustee/Nominee.
(1)	The address of each Trustee/Nominee and Officer, unless otherwise noted, is Blackstone Alternative Credit Advisors LP, 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)

The “Fund Complex” consists of the Company, BCRED, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund), as well as the Blackstone Alternative Alpha Funds (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund) and Blackstone Alternative Multi-Strategy Fund.

(3)	“Interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act. Messrs. Marshall and Sawhney are interested persons due to their employment with the Adviser (as defined below).
(4)

On July 27, 2022, David Goldberg was appointed interim Chief Accounting Officer and interim Treasurer of the Company, effective July 27, 2022. Ms. Miller has taken leave from her position as Chief Accounting Officer and Treasurer of the Company, effective as of July 27, 2022.

The Investment Adviser and Administrator

Blackstone Credit BDC Advisors LLC (the “Adviser”), a subsidiary of Blackstone Alternative Credit Advisors LP, is the Company’s investment adviser, and its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Blackstone Alternative Credit Advisors LP is the administrator for the Company (the “Administrator” and, collectively with its affiliates in the credit-focused business of Blackstone Inc., “Blackstone Credit,” which, for the avoidance of doubt, excludes Harvest Fund Advisors LLC and Blackstone Insurance Solutions), and its business address is 345 Park Avenue, 31st Floor, New York, New York 10154.

Trustee Transactions with Company Affiliates

As of December 31, 2021, none of the independent trustees, meaning those Trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act and are independent under the New York Stock Exchange’s (“NYSE”) Listing Standards (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Adviser, other than investments in the Company and investments in affiliated investment vehicles that, pursuant to guidance from the SEC Staff, do not affect such Trustee’s independence. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, since the beginning of the last two fiscal years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any affiliate of the Adviser was a party. The Independent Trustees of the Company are required to review, approve or ratify any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Code of Ethics

The Company has adopted a code of ethics that applies to all of our trustees and the Company’s principal executive officer and principal financial officer. Our code of ethics operates in conjunction with, and in addition to, the policies of the Adviser and those of the Company. The Company’s code of ethics is designed to comply with SEC regulations and NYSE Listing Standards relating to codes of conduct and ethics. Our code of ethics is available on our website, www.bxsl.com, under the “Shareholders” tab by selecting “Corporate Governance.” The Company does not have a hedging policy for its executive officers and trustees at this time.

Any waiver of the code of ethics may be made only by the Board or the audit committee and will be promptly disclosed as required by law or stock exchange regulations. Any modifications to the code of ethics will be reflected on our website.

We have also adopted corporate governance guidelines to advance the functioning of the Board and its committees and to set forth the Board’s expectations as to how it and the Trustees should perform its and their respective functions. Our corporate governance guidelines are available on our website, www.bxsl.com, under the “Shareholders” tab by selecting “Corporate Governance.”

Trustee Compensation

The following table sets forth certain information regarding the compensation of the Company’s Trustees for the fiscal year ended December 31, 2021. Trustees and Officers of the Company who are employed by Blackstone Credit receive no compensation or expense reimbursement from the Company.

Name of Trustee/Nominee	Fees Earned or Paid in Cash(1)	Total Compensation Paid From the Fund Complex(2)

Robert Bass(3)	$146,250	$297,250

Tracy Collins	$138,750	$279,750

Vicki L. Fuller	$138,750	$279,750

James F. Clark	$138,750	$276,250

Michelle Greene(4)	None	None

(1)	The Company does not maintain a stock or option plan, non-equity incentive plan or pension plan for its trustees.
(2)

Total compensation paid from the Fund Complex includes compensation paid by the Company and $146,250, $138,750, $138,750, $138,750 and $0 of compensation paid to Mr. Bass, Ms. Collins, Ms. Fuller, Mr. Clark and Ms. Greene, respectively, by BCRED for the fiscal year ended December 31, 2021. The Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund), Blackstone Alternative Alpha Funds (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund) and Blackstone Alternative Multi-Strategy Fund do not pay compensation to the trustees of the Company. BCRED does pay compensation to the Independent Trustees of the Company.

(3)	Includes compensation as Chairperson of the Audit Committee.
(4)	Ms. Greene was appointed to the Board of Trustees on May 2, 2022.

No compensation is paid to trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act. Effective January 1, 2021, the Company pays each independent trustee: (i) $100,000 per year (prorated for any partial year), (ii) $2,500 for each regular meeting of the Board attended, (iii) $1,000 for each committee meeting attended (in addition to regular meeting fees to the extent committees meet on regular meeting dates) and (iv) $10,000 per year for the Chairperson of the Audit Committee. We are also authorized to pay the reasonable out-of-pocket expenses of each independent trustee incurred by such trustee in connection with the fulfillment of his or her duties as an independent trustee.

The Company’s Board of Trustees met 11 times during the fiscal year ended December 31, 2021. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

Security Ownership of Management and Certain Beneficial Owners

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The following table sets forth, as of July 1, 2022, the beneficial ownership as indicated in the Company’s books and records of each current trustee, the nominees for trustee, the Company’s executive officers, the executive officers and trustees as a group, and each person known to us to beneficially own 5% or more of the outstanding Shares of our common shares of beneficial interest.

The percentage ownership is based on 168,295,825 shares of common shares of beneficial interest outstanding as of July 1, 2022. To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to Shares beneficially owned by such Shareholder.

Trustees and Executive Officers

Name & Address(1)	Percentage of Shares Held		Total Shares Owned

Common Shares of Beneficial Interest(2)

Robert Bass	*	%	10,926

Tracy Collins	—		—

Vicki L. Fuller	—		—

James F. Clark	—		—

Michelle Greene	—		—

Brad Marshall	*	%	121,285

Vikrant Sawhney	—		—

Stephan Kuppenheimer	*	%	12,457

Abby Miller(4)	—		—

Beth Chartoff	*	%	2,077

Marissa J. Beeney	—		—

Katherine Rubenstein	—		—

Carlos Whitaker	—		—

All Trustees and Executive Officers as a group	*	%	146,745

5% or Greater Shareholders of the Company’s Common Shares of Beneficial Interest(3)

QIA FIG Glass Holding Limited	8.2%		13,723,035

*	Amounts round to less than 1%.
(1)	The address for each Trustee of the Company is 345 Park Avenue, 31st Floor, New York, NY 10154.
(2)	The table above shows Trustees’ and Executive Officers’ ownership of Shares of the Company as of July 1, 2022.
(3)	The table above shows 5% or greater shareholders’ ownership of Shares as of July 1, 2022.
(4)

On July 27, 2022, David Goldberg was appointed interim Chief Accounting Officer and interim Treasurer of the Company, effective July 27, 2022. Ms. Miller has taken leave from her position as Chief Accounting Officer and Treasurer of the Company, effective as of July 27, 2022.

.

Beneficial Ownership of Equity Securities Held in the Fund Complex by each Trustee/Nominee

Set forth in the table below is the dollar range of equity securities held in the Company and on an aggregate basis for the entire Fund Complex overseen by each Trustee as of July 1, 2022.

Trustee/Nominee	Dollar Range(1) of Equity Securities Beneficially Owned in the Company:	Aggregate Dollar Range[1] of Equity Securities Held in All Funds Overseen or to be Overseen by Trustee or Nominee in the Fund Complex(2)

Independent Trustees/Nominees

Robert Bass	Over $100,000	Over $100,000

Tracy Collins	None	None

Vicki L. Fuller	None	None

James F. Clark	None	None

Michelle Greene	None	None

Interested Trustees/Nominees

Brad Marshall	Over $100,000	Over $100,000

Vikrant Sawhney	None	None

(1)

Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000. This information has been furnished by each Trustee and nominee for election as Trustee as of July 1, 2022. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)

The “Fund Complex” consists of the Company, BCRED, the Blackstone Credit Closed-End Funds (Blackstone Senior Floating Rate Term Fund, Blackstone Long Short Credit Income Fund, Blackstone Strategic Credit Fund and Blackstone Floating Rate Enhanced Income Fund), as well as the Blackstone Alternative Alpha Funds (Blackstone Alternative Alpha Fund, Blackstone Alternative Alpha Fund II and Blackstone Alternative Alpha Master Fund) and Blackstone Alternative Multi-Strategy Fund.

Leadership Structure of the Board of Trustees

The Board of Trustees is currently composed of seven Trustees, five Independent Trustees and two Interested Trustees. Brad Marshall serves as Chairperson of the Board. Mr. Marshall is an “interested person” of the Company. The appointment of Mr. Marshall as Chairperson reflects the Board of Trustees’ belief that his experience, familiarity with the Company’s day-to-day operations and access to individuals with responsibility for the Company’s management and operations provides the Board of Trustees with insight into the Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address the Company’s business, legal and other needs and the orderly conduct of board meetings. All committees are chaired by Independent Trustees. The Board of Trustees has determined that its leadership structure is appropriate in light of the Company’s circumstances and provides for the informed and independent exercise of its responsibilities.

Oversight of Risk Management

Our Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Trustees, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures. Oversight of other risks is delegated to the committees.

Oversight of our investment activities extends to oversight of the risk management processes employed by the Adviser as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special board meetings throughout the year, consulting with appropriate representatives of the Adviser as necessary and periodically requesting the production of risk management reports or presentations. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments.

We believe that the role of our Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company (“BDC”). As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Audit Committee

The Company’s Audit Committee met eight times during the fiscal year ended December 31, 2021. The Company’s Audit Committee currently is composed of five Independent Trustees, namely Messrs. Bass and Clark and Mmes. Collins, Fuller and Greene. None of the members of the Audit Committee is an “interested person” of the Company.

Based on the findings of the Audit Committee, the Board of Trustees has designated Robert Bass as the Company’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and as required by NYSE Listing Standards. Robert Bass serves as the Chairperson of the Audit Committee.

The Company’s Audit Committee charter is available on the Company’s website (www.bxsl.com).

Nominating and Governance Committee

The Company’s Board of Trustees has a Nominating and Governance Committee that is responsible for selecting and nominating the Company’s independent trustees for election as Trustees to the Board of Trustees of the Company. The members of the Nominating and Governance Committee are Robert Bass, Tracy Collins, Vicki L. Fuller, James F. Clark and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards. Ms. Collins serves as Chairperson of the Nominating and Governance Committee. The Company’s Nominating and Governance Committee met four times during the fiscal year ended December 31, 2021.

When vacancies or creations occur, the Nominating and Governance Committee will consider Trustee candidates recommended by a variety of sources to nominate for election by the Company’s shareholders. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Company’s independent trustees, the Nominating and Governance Committee may accept nominees recommended by a shareholder as it deems appropriate. Shareholders who wish to recommend a nominee may do so by submitting their recommendation with biographical information and a statement as to the qualifications of the proposed nominee to the Secretary of the Company at 345 Park Avenue, 31st Floor, New York, New York 10154. In considering Trustee candidates, the Nominating and Governance Committee will take into consideration whether or not the person is willing and able to commit the time necessary for the performance of the duties of a Trustee, whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee, the contribution which the person may be expected to make to the Board and the Company, with consideration being given to the person’s business and professional experience, board experience, education and such other factors as the Nominating and Governance Committee, in its sole judgment, may consider relevant and the character and integrity of the person. In evaluating independent trustee candidates, the Nominating and Governance Committee also considers, among other factors that it may deem relevant, whether or not the person is an “interested person” as defined in the 1940 Act, whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationship with Company management, the Company’s investment adviser, or any other principal Company service providers or their affiliates and whether or not the person serves on the boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes.

The Company’s Nominating and Governance Committee charter is available on the Company’s website (www.bxsl.com).

Compensation Committee

The Company’s Board of Trustees has a Compensation Committee that is responsible for annually reviewing and recommending for approval to the Board the Investment Advisory Agreement and the Administration Agreement. The members of the Compensation Committee are Robert Bass, Tracy Collins, Vicki Fuller, James Clark and Michelle Greene, all of whom have been determined not to be “interested persons” of the Company under the 1940 Act and who are “independent” as defined in the NYSE Listing Standards. Ms. Fuller serves as the Chairperson of the Compensation Committee. The Compensation Committee was established on August 4, 2021 and did not hold any meetings during the remainder of the fiscal year ended December 31, 2021.

The Compensation Committee is also responsible for reviewing and approving the compensation of the independent trustees. In addition, although the Company does not directly compensate the Company’s executive officers currently, to the extent that the Company will do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the Board of Trustees regarding their compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee operates pursuant to its charter that was most recently reviewed by the Company’s Board of Trustees on August 4, 2021.

The Company’s Compensation Committee charter is available on the Company’s website (www.bxsl.com).

Compensation Committee Interlocks and Insider Participation

During 2021, the Compensation Committee was composed of Robert Bass, Tracy Collins, Vicki Fuller and James Clark, none of whom were officers or employees of the Company during the fiscal year ended December 31, 2021, and none of whom had any relationship requiring disclosure by the Company under Item 404 of Regulation S-K under the Exchange Act. Ms. Greene was appointed to the Compensation Committee on May 2, 2022. None of our executive officers has served on the board of trustees or compensation committee of any other entity that has or has had one or more executive officers who served as a member of our Board of Trustees or our Compensation Committee during the fiscal year ended December 31, 2021.

Certain Relationships and Transactions

Investment Advisory Agreement; Administration Agreement

On October 28, 2021, in connection with the closing of its initial public offering (“IPO”), the Company entered into anamended and restated investment advisory agreement (as amended and restated, the “Investment Advisory Agreement”), pursuant to which the Company pays a fee for the Adviser’s services consisting of two components: a base management fee and an incentive fee. The Adviser has implemented a waiver effective from the consummation of the IPO to extend the Company’s pre-IPO fee structure for a period of two years. With the waiver in place, instead of having the base management fee and each incentive fee increase to 1.00% and 17.5%, respectively, following the IPO, each such fee will remain at 0.75% and 15.0% for a period of two years following the IPO (the “Waiver Period”). As a result of the fee waiver, the pre-listing management fee and incentive fee rates paid by the Company to the Adviser will not increase during the Waiver Period. Amounts waived by the Adviser are not subject to recoupment by the Adviser. In addition, pursuant to the Investment Advisory Agreement and the Administration Agreement, the Company will reimburse the Adviser and Administrator for certain expenses as they occur. Each of the Investment Advisory Agreement and the Administration Agreement has been approved by the Board. Unless earlier terminated, each of the Investment Advisory Agreement and the Administration Agreement will remain in effect for a period of two years from the date it first became effective and will remain in effect from year-to-year thereafter if approved annually by a majority of the Board, including a majority of independent trustees, or by the holders of a majority of our outstanding voting securities.

For the years ended December 31, 2021, 2020 and 2019, base management fees were $62.4 million, $32.9 million and $12.6 million, respectively, of which $4.2 million, $0.0 million and $0.0 million, respectively, were waived. As of December 31, 2021 and December 31, 2020, $17.8 million and $10.3 million, respectively, was payable to the Adviser relating to management fees.

For the years ended December 31, 2021, 2020 and 2019, the Company accrued income based incentive fees of $67.3 million, $42.0 million and $13.8 million, respectively, of which $2.3 million, $0.0 million and $0.0 million, respectively, were waived. As of December 31, 2021 and December 31, 2020, $19.8 million and $15.3 million, respectively was payable to the Adviser for income based incentive fees.

For the years ended December 31, 2021, 2020 and 2019, the Company accrued capital gains incentive fees of $16.3 million, $(3.1) million, and $4.2 million, respectively, none of which was payable on such dates under the Investment Advisory Agreement.

For the years ended December 31, 2021, 2020 and 2019, the Company incurred $2.4 million, $2.3 million and $1.5 million, respectively, under the Administration Agreement, which were recorded in administrative service fees in the Company’s Consolidated Statements of Operations. As of December 31, 2021 and December 31, 2020, $1.1 million and $1.1 million, respectively, was unpaid and included in due to affiliate in the Consolidated Statement of Assets and Liabilities.

Co-Investment Relief

The Company in the past has co-invested, and in the future may co-invest, with certain affiliates of the Adviser. The Company has received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions. Pursuant to such order, the Board has established Board Criteria clearly defining co-investment opportunities in which the Company will have the opportunity to participate with one or more listed or private Blackstone Credit-managed BDCs, including the Company (the “Blackstone Credit BDCs”) and other public or private Blackstone Credit funds that target similar assets. If an investment falls within the Board Criteria, Blackstone Credit must offer an opportunity for the Blackstone Credit BDCs to participate. The Blackstone Credit BDCs may determine to participate or not to participate, depending on whether Blackstone Credit determines that the investment is appropriate for the Blackstone Credit BDCs (e.g., based on investment strategy). The co-investment is generally allocated to us, any other Blackstone Credit BDCs and the other Blackstone Credit funds that target similar assets pro rata based on available capital in the applicable asset class. If the Adviser determines that such investment is not appropriate for us, the investment will not be allocated to us, but the Adviser will be required to report such investment and the rationale for its determination for us to not participate in the investment to the Board at the next quarterly board meeting.

Transactions with Promoters and Certain Control Persons

The Adviser may be deemed a promoter of the Company. The Company has entered into the Investment Advisory Agreement with the Adviser and the Administration Agreement with the Administrator. The Adviser, for its services to us, is entitled to receive management fees and incentive fees in addition to the reimbursement of certain expenses. The Administrator, for its services to us, is entitled to receive reimbursement of certain expenses. In addition, under the Investment Advisory Agreement and Administration Agreement, to the extent permitted by applicable law and in the discretion of our Board, we have indemnified the Adviser and the Administrator and certain of their affiliates.

Other Board Related Matters

The Company does not require Trustees to attend the Annual Meeting of Shareholders.

REQUIRED VOTE

The election of each of Ms. Fuller and Messrs. Clark and Sawhney (Class I) for Trustee of the Company requires the affirmative vote of the holders of a plurality of the votes cast by holders of the Company’s common shares of beneficial interest represented at the Meeting, if a quorum is present. Plurality voting simply means that the number of nominees getting the highest number of affirmative votes cast at the Meeting will be elected. Neither a properly executed proxy marked “withhold” nor “broker non-votes” will affect the outcome of this proposal.

THE COMPANY’S BOARD OF TRUSTEES, INCLUDING THE “NON-INTERESTED” TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE

ELECTION OF THE COMPANY’S NOMINEES.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Deloitte acted as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021. The Company knows of no direct financial or material indirect financial interest of Deloitte in the Company. A representative of Deloitte will be present at the Meeting, and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Although action by the Shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek Shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Meeting and the appointment of Deloitte as independent registered public accounting firm for the fiscal year ending December 31, 2022 is not ratified by the Shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Principal Accounting Fees and Services

The following table sets forth for the Company the aggregate fees billed by Deloitte for the Company’s last two fiscal years, as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Company’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Company’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees.”

(5) Non-Audit Fees billed by Deloitte for services rendered to the Company, and rendered to the Company’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company.

Blackstone Secured Lending Fund

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees		Non-Audit Fees

2021	2020	2021	2020	2021	2020	2021	2020	2021	2020

$750,000	$550,000	$207,500	$105,000	$0	$0	$0	$0	$0	$0

The Company’s Audit Committee Charter requires that the Audit Committee pre-approve (i) all audit and non-audit services that the Company’s independent registered public accounting firm provides to the Company, and (ii) all non-audit services that the Company’s independent registered public accounting firm provides to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee. All of the audit, audit-related, tax and other services described above for which Deloitte billed the Company fees for the fiscal years ended December 31, 2021 and December 31, 2020 were pre-approved by the Audit Committee.

Audit Committee Report

The Audit Committee acts according to the Audit Committee charter (the “Charter”). Robert Bass has been appointed as Chairperson of the Audit Committee of the Company’s Board of Trustees. The Audit Committee is responsible for assisting the Board of Trustees of the Company in fulfilling its oversight responsibilities with respect to the adequacy of the Company’s accounting and financial reporting processes, policies and practices; the integrity of the Company’s financial statements; the adequacy of the Company’s overall system of internal controls; the Company’s compliance with legal and regulatory requirements; the qualification and independence of the Company’s independent registered public accounting firm; the performance of the Company’s internal audit function provided by the Adviser and the Company’s other service providers; and the review of the report required to be included in the Company’s annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Company’s annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. The duties and powers of the Committee include, but are not limited to, reviewing any issues brought to the Committee’s attention by the Company’s independent registered public accounting firm or personnel responsible for management of the Company, resolving any disagreements between the personnel responsible for management of the Company’s independent registered public accounting firm concerning the Company’s financial reporting, reviewing policies with respect to risk assessment and risk management and reviewing such other matters as may be appropriately delegated to the Committee by the Board of Trustees of the Company. The Audit Committee operates pursuant to the Charter that was most recently reviewed by the Company’s Board of Trustees on August 4, 2021. The Charter is available on the Company’s website, www.bxsl.com. As set forth in the Charter, the function of the Committee is oversight; it is the responsibility of the Adviser to maintain appropriate systems for accounting and internal control, and the independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The independent registered public accounting firm is ultimately accountable to the Company’s Board of Trustees and Audit Committee, as representatives of the Company’s shareholders. The independent accountant for the Company reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 23, 2022, the Audit Committee reviewed and discussed with management of the Company and the independent accountant, Deloitte, the audited financial statements of the Company as of and for the fiscal year ended December 31, 2021, and discussed the audit of such financial statements with the independent accountant.

In addition, the Audit Committee discussed with the independent accountant the accounting principles applied by the Company and such other matters brought to the attention of the Audit Committee by the independent accountant required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee also received from the independent accountant the written disclosures and letters required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent accountant. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Company’s independent accountant, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to the Company’s Board of Trustees that the Company’s audited financial statements be included in the Company’s Annual Report for the fiscal year ended December 31, 2021.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF TRUSTEES

Robert Bass, Audit Committee Chairperson

Tracy Collins

Vicki L. Fuller

James F. Clark

February 28, 2022

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REQUIRED VOTE

The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided a quorum is present, is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote. Brokerage firms have the authority under the NYSE Listing Standards to cast votes on certain “routine” matters if they do not receive instructions. The ratification of the appointment of Deloitte as our independent registered public accounting firm is considered a “routine” matter for which brokerage firms may vote shares for which they did not receive instructions from beneficial owners. Because brokers will have discretionary authority to vote for the ratification of the appointment of the Company’s independent registered public accounting firm in the event that they do not receive voting instructions from the beneficial owner of the shares, there will not be any broker non-votes with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF DELOITTE AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of the Company do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments or postponements, are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder & Interested Party Communications with Board of Trustees

Shareholders and other interested parties may mail written communications to the Company’s full Board of Trustees, to committees of the Board or to specified individual Trustees in care of the Secretary of Blackstone Secured Lending Fund, 345 Park Avenue, 31st Floor, New York, New York 10154. All shareholder or interested party communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder or interested party communication should not be so forwarded if it does not reasonably relate to the Company or its operations, management, activities, policies, service providers, Board of Trustees, officers, shareholders or other matters relating to an investment in the Company or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

To submit a shareholder proposal for the Company’s 2023 annual meeting for inclusion in the Company’s proxy statement and form of proxy, a shareholder is required to send the Company a notice of, and specified information with respect to any proposals pursuant to Rule 14a-8 under the Exchange Act not earlier than 150 days and not later than 5:00 p.m., Eastern Time, 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. For the 2023 annual meeting of shareholders, the Company must receive such proposals no earlier than February 28, 2023 and no later than March 20, 2023. In addition, pursuant to the Company’s By-Laws, a shareholder is required to give to the Company notice of, and specified information with respect to, any proposals that such shareholder intends to present at the 2023 annual meeting not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, prior to the first anniversary of the preceding year’s annual meeting. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Exchange Act, the Company may solicit proxies in connection with the 2023 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Company does not receive notice in accordance with the aforementioned date. Timely submission of a proposal does not guarantee that such proposal will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Blackstone Secured Lending

Blackstone
345 Park Avenue
New York, NY 10154
www.bxsl.com

Blackstone Secured Lending BLACKSTONE SECURED LENDING FUND (BXSL) 345 PARK AVENUE, 31ST FLOOR NEW YORK, NY 10154 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on September 15, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BXSL2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on September 15, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Mailed proxy cards must be received by 11:59 p.m. Eastern Time on September 15, 2022. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D89312-P72821 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. BXSL THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE THREE CLASS I TRUSTEE NOMINEES LISTED BELOW AND A VOTE FOR PROPOSAL 2. 1. Elect three Class I Trustee nominees listed in the Proxy Statement. For Withhold Nominees (for Independent Trustee in Class I): 1a. James F. Clark 1b. Vicki L. Fuller Nominee (for Interested Trustee in Class I): 1c. Vikrant Sawhney For Against Abstain 2. Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please include your title. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting To Be Held On September 16, 2022: The Proxy Statement, Form of Proxy and our 2021 Annual Report are available at www.proxyvote.com Please fold hereDo not separate D89313-P72821 BXSL THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES FOR THE 2022 ANNUAL MEETING OF SHAREHOLDERS SEPTEMBER 16, 2022 The undersigned shareholder(s) hereby appoint(s) Brad Marshall, Katherine Rubenstein and Marisa J. Beeney as proxies of the undersigned, with full power of substitution to each, and hereby authorize(s) each of them to represent the undersigned and to vote at the 2022 Annual Meeting of Shareholders of BXSL, to be held virtually via live webcast on the Internet at www.virtualshareholdermeeting.com/BXSL2022 on Friday, September 16, 2022 at 11:00 a.m. (Eastern Time) (the "Meeting") and at any and all adjournments or postponements thereof, all shares of the Fund which the undersigned would be entitled to vote if present, in accordance with the following instructions. The undersigned acknowledge(s) receipt of the Proxy Statement relating to the Meeting and revoke(s) any proxy heretofore given with respect to such Meeting and any adjournments or postponements thereof. The shares represented by each properly executed proxy will be voted in the manner specied in such proxy. If this proxy card is submitted with no direction, but is signed, dated, and returned, this proxy will be voted "FOR" each of the trustee nominees listed on the reverse side and "FOR" proposal 2. This proxy also grants the above named proxies discretionary power to vote upon such other business as may properly come before the Meeting. PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.